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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios
Alger Mid Cap Growth Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1. Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2016 (UNAUDITED)

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter	1
Fund Highlights	7
Portfolio Summary	8
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Additional Information	34

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Shareholders' Letter June 30, 2016

Dear Shareholders,

The Appeal of Growth Equities Strengthens as Investor Rush to Bond-Like Equities
Gary Larson’s quirky cartoon series, “The Far Side,” draws chuckles by having animals exhibit human-like behavior. In one popular cartoon, a massive bison stampede extends to the horizon. One insightful bison quips to a neighboring beast, “As if we all knew where we’re going.” As demonstrated during the six-month reporting period ended June 30, investors can also stampede without apparent direction. Indeed, many investors flocked to defensive stocks, or stocks that offer high dividend yields but little or no potential for earnings growth.
In doing so, we believe investors have entered perilous grounds. Indeed, in our opinion, investors who have focused on defensive stocks are likely to miss the potentially strong returns of growth equities. The concern is particularly timely with corporate fundamentals, equity valuations, and large-scale global trends all pointing to strong potential for growth equities to outperform in the foreseeable future.

The Rush to Bond-Like Equities
During the reporting period, low and declining interest rates drove investors to snatch up bond-like equities. As of mid-year, approximately $11.7 trillion in global government debt has been trading with negative yields, according to Fitch. The low yields have caused many investors to embrace U.S. debt, which in turn has driven the yield of the 10-Year Treasury bond to near-record lows. Yield hungry investors, therefore, have turned to equities of companies that pay attractive dividends, even though many of those companies are unlikely, in our view, to substantially grow their earnings. The results of this behavior are striking.
Within the S&P 500 Index, the defensive Telecommunication Services and Utilities sectors returned 24.8% and 23.4%, respectively, compared to the 3.8% overall return of the index.
The defensive Consumer Staples sector also outperformed with a 10.5% return. Conversely, the Information Technology and Consumer Discretionary sectors, both of which are characterized as having innovative and dynamic companies with high earnings growth, generated -0.3% and 0.7% returns, respectively.

We believe market volatility following the United Kingdom vote to leave the European Union
(E.U.), or Brexit, may have also driven investors to favor defensive stocks. Some economists have argued that Brexit could create uncertainty over trade agreements in Europe, which could reduce confidence in the British pound and hinder investments. If economic growth weakens in Europe, central banks would respond with additional stimulus, which in turn could devalue currencies across the Atlantic relative to the U.S. dollar. A stronger dollar could challenge U.S. exporters by making their products more expensive for businesses and consumers abroad. At least initially, it appears that investors were also opposed to Brexit with the June 24 announcement that the U.K. had decided to leave the E.U. sparking a short but significant equity selloff. From June 24 until the close of trading on June 27, the
S&P 500 Index declined 4.1%. In past commentaries, we have urged investors to ride out volatility and to use market dips to buy attractively priced equities. In the case of Brexit, such a strategy would have generated strong gains with the S&P 500 Index quickly reversing direction and generated a 4.95% return in the final days of June.

A Once-in-a-20-Year Event
Rather than continue to select stocks solely on the appeal of dividend yields, we urge investors to compare the potential performance of defensive stocks and growth equities. We believe such a comparison, which should include an analysis of valuations and other factors, points to growth stocks having strong potential for outperforming in the foreseeable future. In assessing valuations, it is helpful to compare price-to-earnings ratios (P/E ratios) to 20-year medians. As of June 30, P/E ratios for the defensive Consumer Staples and Utilities sectors were 27% and 31% higher than each sector’s 20-year median. Yet, P/E ratios for Consumer
Discretionary, Health Care, and Information Technology sectors, which typically have the most vibrant and fastest growing companies, ranged from 7% to 10% below their respective
20-year medians. A difference of that magnitude between defensive and growth sectors hasn’t occurred in more than 20 years. From a historical perspective, defensive stocks are clearly expensive, while growth stocks are inexpensive. In a similar manner, large cap growth stocks as represented by the Russell 1000 Growth Index have traditionally traded at an approximately 40% premium to their value counterparts, but as of June 30 were trading at only a 16% premium. In the past, low P/E ratios have typically indicated strong potential for stocks to outperform and we believe the current growth stock valuations are no exception.

Over the long term, equity returns are driven by corporate fundamentals, including earnings and revenue growth. While dividends play a role in the total return an investor should expect from equities, it is a mistake, in our view, to focus solely, or overly, on the dividend yield of a stock itself. It is, after all, a company’s fundamental success with growing its sales and profits that ultimately delivers the cash flow to support dividends, dividend growth, and valuations.
From that perspective, growth equities are particularly appealing in our view. Earnings per share growth for the Consumer Discretionary sector is expected to be twice the rate of
Consumer Staples and more than three times the rate of Utilities during the next five years, according to consensus estimates from FactSet Research Systems. Earnings growth for
Health Care and Information Technology sectors is also expected to substantially outpace
Consumer Staples and Utilities. Even assuming defensive stocks stay richly valued relative to growth stocks and P/E ratios don’t change, the disparity in earnings growth should cause growth stocks to outperform.

Investors should also assess the impact upon dividend-paying stocks of a potential increase in interest rates. Much like fixed-income securities, these bond-like equities are very interest rate sensitive. Even a small change in interest rates or inflation could hurt the performance of bond-like stocks, especially those trading at high valuations with poor growth prospects or leveraged balance sheets.

Brexit Fears, Bond-like Equities, and Fundamental Research
During the reporting period, our research strengthened our belief that rushing to bond-like equities and taking an overly cautious approach regarding Brexit are significant mistakes.
We based that conclusion on our belief that U.S. corporations have strong potential for growing their revenues by offering competitive products both abroad and domestically.
From a broad perspective, the expected earnings growth rate for the S&P 500 Index has declined, in part due to concerns over weak global economic growth, a headwind of a strong U.S. dollar on exports, and the impact of low oil prices upon energy companies despite the commodity appearing to have bottomed in February. Yet, S&P 500 Index ex-
Energy earnings are expected to grow 3% to 4% this year. We caution investors, however,

to avoid reaching a conclusion based on overall expectations for U.S. corporations. Rather, investors should assess the possibilities for leading companies to grow their earnings at rates that defy the overall economic environment. Indeed, indicators of consumer spending like ecommerce, travel, leisure, automotive, and home durables are quite healthy, despite the weakness reported in headlines about department store sales and the sales of other “old”
economy retailers. Changing patterns of consumer preferences – largely based, in our view, on both ecommerce technology and on the rise of younger generations of Americans (the
“X” and “Y” generations) as the Baby Boomers increasingly retire – is a large phenomenon that creates challenges for companies that haven’t adapted to the “new” marketplace and great opportunities for those that have helped define it. Amazon.com, Inc., Netflix, Inc., and
Alphabet, Inc. (formerly Google) are all doing quite well in this new American marketplace, while the landscape, especially in retail, is littered with companies, once good or even great, but today struggling to adapt their business models to the new and obvious reality.

Reasons for Optimism
We maintain that the U.S. will continue to be an economic leader. June marked the 76th consecutive month of private-sector job growth in the U.S., which is an unprecedented accomplishment, and during the first five months of this year, the average hourly earnings for private sector employees increased at a 3.2% annual rate. In addition to steady job creation, the nation’s 4.9% unemployment rate implies that the job market is healthy. We continue to believe that low oil prices combined with low inflation and the Federal Reserve’s cautious approach to raising interest rates will support the country’s economy.

Corporate America is also strong with S&P 500 Index companies ex-financials holding
$1.45 trillion in cash in the first quarter, which is the highest level in at least 10 years, according to FactSet. S&P 500 Index companies have also repurchased $588 billion in stock for the 12-month period ending 3/31/16, according to Standard & Poor’s.

We urge investors to carefully assess the appeal of growth equities and to evaluate the role of bond-like equities in their investment strategies. We are in an era of rapid and dynamic change. New technologies such as the internet, smartphones, eBooks, and social media have reached 50% market penetration in a fraction of the time that older innovations such as washing machines, dishwashers, and landline telephones required. Medical innovation in orthopedic, cardiac, and cancer treatments (to name only a few) has advanced and will continue to advance in ways that were unimaginable only a generation or so ago. We think every prudent, long-term investor should have a portfolio “overweight” in the industries, companies, and trends that are changing nearly every aspect of modern-day life.

Portfolio Matters
The Alger Mid Cap Growth Portfolio returned -3.79% for the fiscal six-month period ended
June 30, 2016, compared to the 2.15% return of its benchmark, the Russell Midcap Growth
Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Financials. The Energy sector was a neutral contributor to performance while other sectors detracted from results.

Among the most important relative contributors were Diamond Resorts International Inc.;
TreeHouse Foods, Inc.; HD Supply Holdings, Inc.; and Burlington Stores, Inc. Shares of

Newell Brands, Inc. also contributed from results. Newell Brands, which was formerly called Newell Rubbermaid, is a global consumer goods company with a portfolio of well-
known brands, including Paper Mate, Sharpie, Elmer’s, Coleman, Marmot, Sunbeam, and
Rubbermaid. Newell had previously announced that it was acquiring Jarden Corp., which provides canning products, arts and craft supplies, Bicycle branded playing cards, and other home entertainment products. We believe shares of Newell performed strongly in response to growing investor confidence that the company’s integration of Jarden will be successful.

Conversely, detracting from relative performance were Royal Caribbean Cruises Ltd.;
Pacira Pharmaceuticals, Inc.; NetScout Systems, Inc.; and Portola Pharmaceuticals, Inc.
Also detracting from performance was Norwegian Cruise Lines. We believe Norwegian
Cruise Line Holdings can benefit from low fuel prices, acquisition activity, and below-trend supply growth. However, its stock underperformed after the company issued disappointing guidance and said it expects to face higher fuel costs.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

A Word About Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The S&P 500 index is an index of large company stocks considered to be representative of the U.S. stock market. Index performance does not reflect deduction for fees, expenses, or taxes. Investors cannot invest directly in any index.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation. Index performance does not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.
• FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds, and investment bankers.
• Fitch provides a variety of financial services, including credit ratings, data, research and educational programs.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth
Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2016. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell
Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio
Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/3/1993
Class I-2 (Inception 5/3/93)	(12.33)%	6.50%	4.92%	10.11%
Class S (Inception 5/1/02)(i)	(12.68)%	6.09%	4.56%	9.83%
Russell Midcap Growth Index	(2.14)%	9.98%	8.12%	9.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.
(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
June 30, 2016 (Unaudited)

Alger Mid Cap Growth
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	21.5%
Consumer Staples	5.6
Energy	1.0
Financials	9.2
Health Care	14.3
Industrials	13.5
Information Technology	19.7
Materials	5.3
Telecommunication Services	0.8
Total Equity Securities	90.9
Short-Term Investments and Net Other Assets	9.1
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited)

COMMON STOCKS—83.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	7,853	$2,513
AEROSPACE & DEFENSE—2.2%
Hexcel Corp.	28,000	1,165,920
TransDigm Group, Inc.*	6,300	1,661,247
		2,827,167
AIRLINES—1.0%
Southwest Airlines Co	31,000	1,215,510
ALTERNATIVE CARRIERS—0.8%
Zayo Group Holdings, Inc.*	34,200	955,206
APPAREL ACCESSORIES & LUXURY GOODS—3.0%
Hanesbrands, Inc.	41,800	1,050,434
lululemon athletica, Inc.*	2,400	177,264
Michael Kors Holdings Ltd.*	11,500	569,020
PVH Corp.	10,700	1,008,261
Under Armour, Inc., Cl. A*	14,400	577,872
Under Armour, Inc., Cl. C*	11,380	414,232
		3,797,083
APPAREL RETAIL—1.9%
Burlington Stores, Inc.*	14,100	940,611
Ross Stores, Inc.	25,000	1,417,250
		2,357,861
APPLICATION SOFTWARE—0.2%
Guidewire Software, Inc.*	3,500	216,160
AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.	19,800	1,239,480
WABCO Holdings, Inc.*	10,300	943,171
		2,182,651
AUTOMOBILE MANUFACTURERS—0.2%
Tesla Motors, Inc.*	900	191,052
AUTOMOTIVE RETAIL—1.1%
O'Reilly Automotive, Inc.*	5,200	1,409,720
BIOTECHNOLOGY—3.0%
ARIAD Pharmaceuticals, Inc.*	21,700	160,363
BioMarin Pharmaceutical, Inc.*	8,300	645,740
Bluebird Bio, Inc.*	4,800	207,792
Incyte Corp.*	9,000	719,820
Medivation, Inc.*	8,800	530,640
Portola Pharmaceuticals, Inc.*	12,200	287,920
Ultragenyx Pharmaceutical, Inc.*	4,300	210,313
United Therapeutics Corp.*	4,200	444,864
Vertex Pharmaceuticals, Inc.*	6,700	576,334
		3,783,786
BROADCASTING—0.8%
CBS Corp., Cl. B	19,700	1,072,468
BUILDING PRODUCTS—2.3%
Allegion PLC.	23,100	1,603,833
Fortune Brands Home & Security, Inc.	22,400	1,298,528
		2,902,361

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CASINOS & GAMING—0.6%
Red Rock Resorts, Inc., Cl. A*	34,700	$762,706
COMMUNICATIONS EQUIPMENT—2.1%
Ciena Corp.*	17,600	330,000
F5 Networks, Inc.*	6,500	739,960
Finisar Corp.*	13,700	239,887
Palo Alto Networks, Inc.*	10,500	1,287,720
		2,597,567
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—0.8%
Wabtec Corp.	14,900	1,046,427
DATA PROCESSING & OUTSOURCED SERVICES—4.8%
Alliance Data Systems Corp.*	3,100	607,352
EPAM Systems, Inc.*	4,500	289,395
Fiserv, Inc.*	15,100	1,641,823
MAXIMUS, Inc.	19,500	1,079,715
Sabre Corp.	35,900	961,761
Vantiv, Inc., CL. A*	8,800	498,080
WNS Holdings Ltd.#*	34,300	926,100
		6,004,226
DISTILLERS & VINTNERS—0.4%
Constellation Brands Inc., Cl. A	2,900	479,660
ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Acuity Brands, Inc.	1,300	322,348
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle, Inc.*	12,200	1,270,264
FOOD DISTRIBUTORS—1.1%
Performance Food Group Co.*	51,600	1,388,556
GENERAL MERCHANDISE STORES—2.6%
Dollar General Corp.	17,100	1,607,400
Dollar Tree, Inc.*	17,500	1,649,200
		3,256,600
HEALTH CARE EQUIPMENT—5.1%
ABIOMED, Inc.*	12,000	1,311,480
DexCom, Inc.*	22,900	1,816,657
Edwards Lifesciences Corp.*	15,400	1,535,842
IDEXX Laboratories, Inc.*	13,200	1,225,752
Insulet Corp.*	6,400	193,536
Masimo Corp.*	6,000	315,090
		6,398,357
HEALTH CARE FACILITIES—3.5%
Acadia Healthcare Co., Inc.*	15,700	869,780
Amsurg Corp.*	12,300	953,742
Universal Health Services, Inc., Cl. B	10,300	1,381,230
VCA Antech, Inc.*	17,300	1,169,653
		4,374,405
HEALTH CARE SERVICES—0.3%
Diplomat Pharmacy, Inc.*	11,300	395,500

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME ENTERTAINMENT SOFTWARE—1.1%
Electronic Arts, Inc.*	18,800	$1,424,288
HOTELS RESORTS & CRUISE LINES—3.6%
Diamond Resorts International, Inc.*	47,500	1,423,100
Norwegian Cruise Line Holdings Ltd.*	43,800	1,744,992
Royal Caribbean Cruises Ltd.	21,400	1,437,010
		4,605,102
HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	13,900	1,430,171
HOUSEWARES & SPECIALTIES—2.4%
Newell Brands, Inc.	62,132	3,017,751
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	6,000	852,240
INDUSTRIAL MACHINERY—0.5%
Colfax Corp.*	23,400	619,164
INTERNET SOFTWARE & SERVICES—2.4%
comScore, Inc.*	23,200	554,016
Cornerstone OnDemand, Inc.*	8,500	323,510
Criteo SA#*	10,900	500,528
LinkedIn Corp., Cl. A*	3,200	605,600
Palantir Technologies, Inc., Cl. A*,@	12,572	138,292
Stamps.com, Inc.*	8,300	725,586
Twitter, Inc.*	9,800	165,718
		3,013,250
INVESTMENT BANKING & BROKERAGE—0.6%
TD Ameritrade Holding Corp.	25,900	737,503
LEISURE PRODUCTS—0.9%
Coach, Inc.	28,400	1,157,016
LIFE SCIENCES TOOLS & SERVICES—0.4%
Charles River Laboratories International, Inc.*	6,000	494,640
METAL & GLASS CONTAINERS—0.7%
Ball Corp.	12,045	870,733
OIL & GAS DRILLING—0.3%
Patterson-UTI Energy, Inc.	15,900	338,988
OIL & GAS EQUIPMENT & SERVICES—0.1%
Weatherford International PLC.*	28,800	159,840
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Devon Energy Corp.	6,300	228,375
Newfield Exploration Co.*	3,700	163,466
PDC Energy, Inc.*	2,700	155,547
Pioneer Natural Resources Co.	1,100	166,331
		713,719
PACKAGED FOODS & MEATS—2.5%
ConAgra Foods, Inc.	4,300	205,583
Mead Johnson Nutrition Co., Cl. A	4,400	399,300
Pinnacle Foods, Inc.	14,000	648,060
The WhiteWave Foods Co.*	22,000	1,032,680
TreeHouse Foods, Inc.*	8,600	882,790
		3,168,413

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.8%
Aerie Pharmaceuticals, Inc.*	14,100	$248,160
Akorn, Inc.*	6,400	182,304
Jazz Pharmaceuticals PLC.*	2,300	325,013
Pacira Pharmaceuticals, Inc.*	9,300	313,689
		1,069,166
REAL ESTATE SERVICES—0.3%
Jones Lang LaSalle, Inc.	3,900	380,055
REGIONAL BANKS—1.1%
Citizens Financial Group, Inc.	24,800	495,504
Signature Bank*	6,900	861,948
		1,357,452
RESEARCH & CONSULTING SERVICES—1.7%
Verisk Analytics, Inc., Cl. A*	25,700	2,083,756
SECURITY & ALARM SERVICES—0.9%
Tyco International PLC.	26,100	1,111,860
SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.	7,100	596,826
SEMICONDUCTORS—4.0%
Broadcom Ltd.	13,200	2,051,280
Microsemi Corp.*	22,500	735,300
NXP Semiconductors NV*	10,800	846,072
Skyworks Solutions, Inc.	22,500	1,423,800
		5,056,452
SOFT DRINKS—0.5%
Monster Beverage Corp.*	3,600	578,556
SPECIALIZED CONSUMER SERVICES—1.4%
ServiceMaster Global Holdings, Inc.*	46,000	1,830,800
SPECIALIZED FINANCE—1.7%
IntercontinentalExchange Group, Inc.	1,900	486,324
Moody's Corp.	2,800	262,388
S&P Global, Inc.	12,900	1,383,654
		2,132,366
SPECIALTY CHEMICALS—3.9%
Axalta Coating Systems Ltd.*	34,800	923,244
Balchem Corp.	13,300	793,345
Celanese Corp.	12,800	837,760
PPG Industries, Inc.	11,000	1,145,650
The Sherwin-Williams Co.	4,300	1,262,781
		4,962,780
SPECIALTY STORES—2.0%
Signet Jewelers Ltd.	4,100	337,881
The Michaels Cos, Inc.*	20,000	568,800
Tractor Supply Co.	9,700	884,446
Ulta Salon, Cosmetics & Fragrance, Inc.*	3,200	779,648
		2,570,775
SYSTEMS SOFTWARE—3.9%
Fortinet, Inc.*	33,900	1,070,901
Proofpoint, Inc.*	10,900	687,681

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
Red Hat, Inc.*	6,200	$450,120
ServiceNow, Inc.*	27,000	1,792,800
Tableau Software, Inc., Cl. A*	4,800	234,816
TubeMogul, Inc.*	62,100	738,990
		4,975,308
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.2%
Western Digital Corp.	6,200	293,012
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	48,200	1,678,324
SiteOne Landscape Supply, Inc.*	8,200	278,718
		1,957,042
TRUCKING—0.6%
Old Dominion Freight Line, Inc.*	13,400	808,154
TOTAL COMMON STOCKS
(Cost $102,469,341)		105,577,332
PREFERRED STOCKS—1.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	67,720	21,670
Choicestream, Inc., Cl. B*,@,(a)	148,200	47,424
		69,094
BIOTECHNOLOGY—1.0%
Prosetta Biosciences, Inc.*,@,(a)	170,419	770,294
Tolero Pharmaceuticals, Inc.*,@,(a)	356,682	470,820
		1,241,114
INTERNET SOFTWARE & SERVICES—0.5%
Palantir Technologies, Inc., Cl. B*,@	51,276	564,036
Palantir Technologies, Inc., Cl. D*,@	6,681	73,491
		637,527
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	7,214	238,423
TOTAL PREFERRED STOCKS
(Cost $2,602,121)		2,186,158
REAL ESTATE INVESTMENT TRUST—5.5%	SHARES	VALUE
HEALTH CARE—0.5%
Omega Healthcare Investors, Inc.	17,000	577,150
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	24,000	664,080
OFFICE—0.9%
Digital Realty Trust, Inc.	9,900	1,079,001
SPECIALIZED—3.6%
Crown Castle International Corp.	18,900	1,917,027
CyrusOne, Inc.	28,100	1,564,046
Lamar Advertising Co., Cl. A	16,800	1,113,840
		4,594,913
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $6,515,449)		6,915,144

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2016 (Unaudited) (Continued)

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	244,501	$278,291
(Cost $244,501)		278,291
Total Investments
(Cost $111,831,412)(b)	91.1%	114,956,925
Other Assets in Excess of Liabilities	8.9%	11,231,568
NET ASSETS	100.0%	$126,188,493

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At June 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $111,865,579, amounted to $3,091,346 which consisted of aggregate gross unrealized appreciation of $11,595,720 and aggregate gross unrealized depreciation of $8,504,374.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	6/30/2016
Choicestream, Inc.	03/14/14	$2,277	0.00%	$2,513	0.00%
Choicestream, Inc., Cl. A	12/17/13	54,155	0.03%	21,670	0.01%
Choicestream, Inc., Cl. B	07/10/14	88,920	0.05%	47,424	0.04%
Intarcia Therapeutics, Inc.	03/27/14	233,661	0.15%	238,423	0.19%
JS Kred SPV I, LLC.	06/26/15	244,501	0.15%	278,291	0.22%
Palantir Technologies, Inc., Cl. A	10/07/14	81,806	0.05%	138,292	0.11%
Palantir Technologies, Inc., Cl. B	10/07/14	338,598	0.22%	564,036	0.45%
Palantir Technologies, Inc., Cl. D	10/14/14	44,113	0.03%	73,491	0.06%
Prosetta Biosciences, Inc.	02/06/15	766,885	0.50%	770,294	0.61%
Tolero Pharmaceuticals, Inc.	08/01/14	710,780	0.45%	311,073	0.24%
Tolero Pharmaceuticals, Inc.	10/31/14	365,009	0.23%	159,747	0.13%
Total				$2,605,254	2.06%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2016 (Unaudited)

Alger Mid Cap Growth
Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$113,644,204
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedules of investments	1,312,721
Cash and cash equivalents	11,588,783
Receivable for investment securities sold	2,608,777
Receivable for shares of beneficial interest sold	20,420
Dividends and interest receivable	45,288
Prepaid expenses	13,826
Total Assets	129,234,019

LIABILITIES:
Payable for investment securities purchased	2,816,099
Payable for shares of beneficial interest redeemed	42,054
Accrued investment advisory fees	78,597
Accrued transfer agent fees	5,282
Accrued distribution fees	831
Accrued administrative fees	2,844
Accrued shareholder administrative fees	1,034
Accrued other expenses	98,785
Total Liabilities	3,045,526
NET ASSETS	$126,188,493

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	135,997,304
Undistributed net investment income (accumulated loss)	(153,011)
Undistributed net realized gain (accumulated realized loss)	(12,781,313)
Net unrealized appreciation on investments	3,125,513
NET ASSETS	$126,188,493
* Identified cost	$109,843,386
** Identified cost	$1,988,026
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2016 (Unaudited) (Continued)

Alger Mid Cap Growth
Portfolio

NET ASSETS BY CLASS:
Class I-2	$122,153,653
Class S	$4,034,840

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,507,688
Class S	225,448

NET ASSET VALUE PER SHARE:
Class I-2	$18.77
Class S	$17.90
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Alger Mid Cap Growth
Portfolio

INCOME:
Dividends	$465,973
Interest	5,046
Total Income	471,019

EXPENSES:
Advisory fees — Note 3(a)	467,890
Distribution fees — Note 3(c)
Class S	5,032
Shareholder administrative fees — Note 3(f)	6,156
Administration fees — Note 3(b)	16,930
Custodian fees	21,364
Transfer agent fees and expenses — Note 3(f)	15,518
Printing fees	33,050
Professional fees	29,280
Registration fees	8,493
Trustee fees — Note 3(g)	2,494
Fund accounting fees	8,782
Miscellaneous	9,041
Total Expenses	624,030
NET INVESTMENT LOSS	(153,011)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(2,890,787)
Net change in unrealized (depreciation) on investments, options and foreign currency	(2,356,442)
Net realized and unrealized (loss) on investments, options, and foreign currency	(5,247,229)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,400,240)
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Mid Cap Growth Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015

Net investment loss	$(153,011)	$(518,309)
Net realized gain (loss) on investments, options and foreign
currency	(2,890,787)	6,735,153
Net change in unrealized depreciation on investments, options
and foreign currency	(2,356,442)	(7,996,865)
Net decrease in net assets resulting from operations	(5,400,240)	(1,780,021)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(4,221,632)	(16,904,261)
Class S	(205,029)	(1,095,497)
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(4,426,661)	(17,999,758)
Total decrease	(9,826,901)	(19,779,779)

Net Assets:
Beginning of period	136,015,394	155,795,173
END OF PERIOD	$126,188,493	$136,015,394
Undistributed net investment income (accumulated loss)	$(153,011)	$—
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio			Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2016 (i)	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net asset value, beginning of period	$19.51	$19.82	$18.35	$13.55	$11.66	$12.75
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.07)	(0.02)	(0.01)	0.03	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.72)	(0.24)	1.49	4.86	1.86	(1.00)
Total from investment operations	(0.74)	(0.31)	1.47	4.85	1.89	(1.05)
Dividends from net investment income	–	–	–	(0.05)	–	(0.04)
Net asset value, end of period	$18.77	$19.51	$19.82	$18.35	$13.55	$11.66
Total return	(3.79)%	(1.56)%	8.01%	35.84%	16.21%	(8.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$122,153	$131,593	$150,219	$158,172	$131,230	$130,151
Ratio of gross expenses to average
net assets	1.00%	0.96%	1.04%	1.04%	1.03%	1.00%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	1.00%	0.96%	1.04%	1.04%	1.03%	1.00%
Ratio of net investment income (loss) to
average net assets	(0.23)%	(0.33)%	(0.12)%	(0.07)%	0.25%	(0.39)%
Portfolio turnover rate	52.90%	116.84%	187.96%	165.86%	227.21%	245.35%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio			Class S
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2016 (i)	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net asset value, beginning of period	$18.65	$19.01	$17.67	$13.05	$11.28	$12.34
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.14)	(0.09)	(0.07)	(0.02)	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.69)	(0.22)	1.43	4.69	1.79	(0.96)
Total from investment operations	(0.75)	(0.36)	1.34	4.62	1.77	(1.06)
Net asset value, end of period	$17.90	$18.65	$19.01	$17.67	$13.05	$11.28
Total return	(4.02)%	(1.89)%	7.58%	35.40%	15.69%	(8.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,035	$4,422	$5,576	$6,539	$6,259	$6,748
Ratio of gross expenses to average
net assets	1.46%	1.34%	1.40%	1.40%	1.45%	1.38%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	1.46%	1.34%	1.40%	1.40%	1.45%	1.38%
Ratio of net investment income (loss) to
average net assets	(0.69)%	(0.70)%	(0.47)%	(0.43)%	(0.17)%	(0.78)%
Portfolio turnover rate	52.90%	116.84%	187.96%	165.86%	227.21%	245.35%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Mid Cap Growth
Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment advisor, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own as-
sumptions in determining the fair value of investments)
The Portfolio’s valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment advisor.
The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
Dividends from net investment income are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2012-2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2016, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap Growth Portfolio(a)	0.760%	0.700%	0.760%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s
distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of .25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the
Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Brokerage Commissions: During the six months ended June 30, 2016, the Portfolio paid
Alger Inc. $12,710, in connection with securities transactions.
(e) Interfund Loans: The Portfolio and other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2016.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: From January 1, 2016 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”) received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of
Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: During the six months ended June 30, 2016, the Portfolio engaged in purchase and sale transactions with funds that have a common investment advisor. For the six months ended June 30, 2016, these purchases and sales were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$104,640	—

(i) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2016, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$63,016,333	$71,161,062

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(e). For the six months ended June 30, 2016, the Portfolio had no borrowings from its custodian and other funds.

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the six months ended June 30, 2016 and the year ended December 31, 2015, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2016		DECEMBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	285,957	$5,250,624	538,434	$11,217,176
Shares redeemed	(522,095)	(9,472,256)	(1,373,699)	(28,121,437)
Net decrease	(236,138)	$(4,221,632)	(835,265)	$(16,904,261)
Class S:
Shares sold	2,521	$44,599	6,162	$118,421
Shares redeemed	(14,223)	(249,628)	(62,280)	(1,213,918)
Net decrease	(11,702)	$(205,029)	(56,118)	$(1,095,497)

NOTE 7 — Income Tax Information:
At December 31, 2015, the Portfolio, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains.

Alger Mid Cap
Expiration Dates	Growth Portfolio
2017	$9,304,786
Total	9,304,786

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 will not be subject to expiration. In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2015 the Portfolio utilized $3,408,542 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation)
is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2016, the Portfolio has determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$27,270,927	$27,268,414	—	$2,513
Consumer Staples	7,045,356	7,045,356	—	—
Energy	1,212,547	1,212,547	—	—
Financials	4,607,376	4,607,376	—	—
Health Care	16,515,854	16,515,854	—	—
Industrials	17,107,224	17,107,224	—	—
Information Technology	24,177,089	24,038,797	—	138,292
Materials	6,685,753	6,685,753	—	—
Telecommunication Services	955,206	955,206	—	—
TOTAL COMMON STOCKS	$105,577,332	$105,436,527	—	$140,805
PREFERRED STOCKS
Consumer Discretionary	69,094	—	—	69,094
Health Care	1,479,537	—	—	1,479,537
Information Technology	637,527	—	—	637,527
TOTAL PREFERRED STOCKS	$2,186,158	—	—	$2,186,158
REAL ESTATE INVESTMENT TRUST
Financials	6,915,144	6,915,144	—	—
SPECIAL PURPOSE VEHICLE
Financials	278,291	—	—	278,291
TOTAL INVESTMENTS IN
SECURITIES	$114,956,925	$112,351,671	—	$2,605,254

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2016	$130,275
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	10,530
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at June 30, 2016	140,805
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2016	$10,530

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2016	$2,793,958
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(607,800)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at June 30, 2016	2,186,158
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2016	$(607,800)

Special Purpose
Alger Mid Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2016	$244,501
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	33,790
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at June 30, 2016	278,291
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 6/30/2016	$33,790

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable
	June 30, 2016	Methodology	Input	Input/ Range
Alger Mid Cap Growth Portfolio
Common Stocks	$2,513	Income	Discount Rate	40%
		Approach
Common Stocks	138,292	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	69,094	Income	Discount Rate	40%
		Approach
Preferred Stocks	637,527	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	770,294	Discounted	Discount Rate	28%
		Cash Flow
Preferred Stocks	470,820	Discounted	Discount Rate	20.7%
		Cash Flow	Weight	40%
		Liquidation	Estimated Recover	NA
		Analysis	Levels
			Weight	60%
Preferred Stocks	238,423	Discounted	Discount Rate	20%
		Cash Flow
Special Purpose Vehicle	278,291	Performance	Market Multiple	4.38x-4.88x
		Multiple
		Methodology
		(xRevenue)

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On June 30, 2016 there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2016, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Mid Cap Growth Portfolio	$11,588,783	—	$11,588,783	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 –
Derivatives and Hedging requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indices. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no open derivative instruments as of June 30, 2016.

NOTE 10 — Risks:
In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the
Portfolio.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended June 30, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	June 30,	Dividend	Gain	June 30,
Security	2015	Conversion	Conversion	2016	Income	(Loss)	2016

Alger Mid Cap Growth Portfolio
Common Stocks
Choicestream, Inc.*	7,853	–	–	7,853	–	–	$2,513
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	215,920	–	–	215,920	–	–	69,094
Prosetta Biosciences,
Inc.*	170,419	–	–	170,419	–	–	770,294
Tolero
Pharmaceuticals, Inc.*	356,682	–	–	356,682	–	–	470,820
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to June
30, 2016 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2016 and ending June 30, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		January 1, 2016	June 30, 2016	June 30, 2016(a)	June 30, 2016(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$962.07	$4.88	1.00%
	Hypothetical(c)	1,000.00	1,019.89	5.02	1.00
Class S	Actual	1,000.00	959.79	7.11	1.46
	Hypothetical(c)	1,000.00	1,017.60	7.32	1.46

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 182/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 01/2015 3/31/15

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolios Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President or
Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolios holdings information has been disclosed and the purpose for such disclosure,

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio
EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-
end top ten contributors to and detractors from performance, breakdown of High Unit
Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Mid
Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

MidCapSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6. Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Mid Cap Growth Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: August 24, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 24, 2016